UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2017

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 4, 2017, Northern Oil and Gas, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its third amended and restated credit agreement, dated February 28, 2012, as amended (the “Credit Agreement”), governing the Company’s revolving credit facility with Royal Bank of Canada, as Administrative Agent, and the lenders party thereto. Pursuant to the Amendment, the Company’s semi-annual borrowing base redetermination was completed and the borrowing base under the credit facility was reduced from $350 million to $325 million. As of May 4, 2017, the Company had $134 million in outstanding borrowings under the credit facility, leaving $191 million of remaining availability. The next redetermination of the borrowing base is scheduled for October 1, 2017.

The Amendment also amends certain other provisions of the Credit Agreement, including to adjust the minimum ratio of EBITDAX to interest expense that the Company is required to maintain for future periods, and to further restrict the Company’s ability to make restricted payments (such as dividends and repurchases of equity) or redeem indebtedness. The Amendment is included as Exhibit 10.1 to this Form 8-K, and the foregoing description of the material terms of the Amendment is qualified by reference to such exhibit.

Item 2.02.    Results of Operations and Financial Condition.

On May 8, 2017, Northern Oil and Gas, Inc. issued a press release announcing 2017 first quarter financial and operating results. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Ninth Amendment to Third Amended and Restated Credit Agreement, dated May 4, 2017, by and among Northern Oil and Gas, Inc., Royal Bank of Canada, and the Lenders party thereto.

99.1	Press release of Northern Oil and Gas, Inc., dated May 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2017	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Ninth Amendment to Third Amended and Restated Credit Agreement, dated May 4, 2017, by and among Northern Oil and Gas, Inc., Royal Bank of Canada, and the Lenders party thereto.

99.1	Press release of Northern Oil and Gas, Inc., dated May 8, 2017.